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                                                                     Exhibit 4.1

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--------------------                                        --------------------
       NUMBER                                                      SHARES
                                [FAIRMARKET LOGO]
  FAI
--------------------                                        --------------------

    COMMON STOCK                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
 THIS CERTIFICATE IS
   TRANSFERABLE IN
  BOSTON, MA OR NEW
      YORK, NY

                                FAIRMARKET, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 305158 10 7

     ----------------------------------------------------------------------
      THIS CERTIFIES THAT






      IS THE OWNER OF
     ----------------------------------------------------------------------

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF

=============================== FAIRMARKET, INC. ===============================

transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

     Dated:


                                  [FAIRMARKET,
                                 INC. SEAL 1997
                                   DELAWARE]



                                           /s/ Scott Randall
COUNTERSIGNED AND REGISTERED               PRESIDENT AND CHIEF EXECUTIVE OFFICER
             BANKBOSTON, N.A.


                     TRANSFER AGENT
                      AND REGISTRAR


BY /s/ L. E. Seeley                        /s/ John Belchers
               AUTHORIZED SIGNATURE        CHIEF FINANCIAL OFFICER AND TREASURER


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                                FAIRMARKET, INC.

         The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ..........Custodian..........
                      (Cust)             (Minor)

                    under Uniform Gifts to Minors
                    Act..........................
                               (State)

    Additional abbreviations may also be used though not in the above list.

For value received,___________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated __________________


                              __________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:      __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                              CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                              SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                              TO S.E.C. RULE 17Ad-15.